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                                                                    EXHIBIT 99.2


                             REGISTRATION RIGHTS AND
                                LOCK-UP AGREEMENT


                  THIS REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (the "Agreement") is entered into this ______ day of _________, 1996 by and between Spieker Properties, Inc., a Maryland corporation (the "Company"), and ___________________________ (the "Investor").

                                 R E C I T A L S

                  WHEREAS, this Agreement is made pursuant to that certain Contribution Agreement dated as of September __, 1996 (the "Contribution Agreement") by and among Spieker Properties, L.P., a California limited partnership (the "Operating Partnership"), [the Investor] and certain other parties, pursuant to which the Investor will receive OP Units (as defined below);

                  WHEREAS, the Company is the general partner of the Operating Partnership;

                  WHEREAS, in consideration for the Investor's obligations under the Contribution Agreement, the Company wishes to provide the Investor with certain registration rights;

                  WHEREAS, in consideration for the Operating Partnership's obligations under the Contribution Agreement, the Investor has agreed to the lock-up provisions as set forth in Section II below; and

                  NOW THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth hereinafter, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  I. Definitions

                  As used in this Agreement, the following terms shall have the following respective meanings:

                           "Closing" shall mean the "Closing" under and as
defined in the Contribution Agreement.

                           "Common Stock" shall mean the Common Stock of the
Company, par value $.0001 per share;

                           "Commission" shall mean the Securities and Exchange
Commission or any other federal agency at the time administering the Securities Act;

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                           "Exchange Act" shall mean the Securities Exchange Act
of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time;

                           "Lock-up Period" shall mean, with respect to the Tier
I Shares, the period commencing on the Closing and ending on the third (3rd) anniversary of the Closing, and, with respect to the Tier II Shares, the period commencing on the Closing and ending on the first (1st) anniversary of the Closing.

                           "OP Units" shall mean, collectively, the Tier I OP
Units and the Tier II OP Units;

                           "Potential Tier I Shares" shall mean, collectively,
the Common Stock that has been issued to the Investor upon conversion of its Tier I OP Units and all Common Stock that would be issued to the Investor if all of its unconverted Tier I OP Units were converted to Common Stock;

                           "Potential Tier II Shares" shall mean, collectively,
the Common Stock that has been issued to the Investor upon conversion of its Tier II OP Units and all Common Stock that would be issued to the Investor if all of its unconverted Tier II OP Units were converted to Common Stock;

                           The terms "register," "registered," and
"registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement;

                           "Registrable Securities" shall mean: (i) the Common
Stock issued or issuable upon conversion of the OP Units; and (ii) any other Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of such OP Units or shares of Common Stock; provided, however, that shares of Common Stock or other securities shall not be treated as Registrable Securities (A) if they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction pursuant to an effective registration statement or pursuant to Commission Rule 144 ("Rule 144"), or (B) if in the reasonable opinion of counsel to the Company they may be sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act and if the Company has removed all transfer restrictions and legends with respect to the registration and prospectus delivery requirements from the consummation of such sale;

                           "Securities Act" shall mean the Securities Act of
1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time;

                           "Shares" shall mean the Common Stock issuable to the
Investor upon conversion of its OP Units.

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                           "Tier I OP Units" shall mean those certain _______
limited partnership units in the Operating Partnership issued to the Investor on the date hereof and that are represented by Registered Certificate of Ownership No. ______, which partnership units are convertible, at the Investor's option, for Shares of Common Stock of the Company. [WITH RESPECT TO ALL INVESTORS IN THE AGGREGATE, TIER I OP UNITS WILL HAVE A VALUE OF $19,000,000 AS OF THE CLOSING AS COMPUTED UNDER THE CONTRIBUTION AGREEMENT, AND TIER I REGISTERED CERTIFICATES OF OWNERSHIP WILL BE ISSUED REPRESENTING OP UNITS HAVING A VALUE IN THE AGGREGATE AS OF THE CLOSING OF $19,000,000. THE TRANSFERORS SHALL DESIGNATE PRIOR TO CLOSING WHICH $1,500,000 OF "EXCESS UNITS" TO BE TIER I OP UNITS, IN ADDITION TO $17,500,000 OF OP UNITS COVERED BY SECURITY AGREEMENT.]

                           "Tier I Shares" shall mean the Common Stock issuable
to the Investor upon conversion of its Tier I OP Units.

                           "Tier II OP Units" shall mean those certain _______
limited partnership units in the Operating Partnership issued to the Investor on the date hereof and that are represented by Registered Certificate of Ownership No. ______, which partnership units are convertible, at the Investor's option, for Shares of Common Stock of the Company. [ALL OP UNITS THAT ARE NOT TIER I OP UNITS WILL BE TIER II OP UNITS (I.E., THOSE OP UNITS IN EXCESS OF THE FIRST $19,000,000 OF OP UNITS.]

                           "Tier II Shares" shall mean the Common Stock issuable
to the Investor upon conversion of its Tier II OP Units.

                  II. Lock-up Agreement.

                           A. The Investor hereby agrees that, prior to the end
of the Lock-up Period, it will not, directly or indirectly, offer, sell, contract to sell, grant any option to purchase, make any short sale, transfer, pledge [other than pursuant to the Security Agreement, as defined in the Contribution Agreement], cause a registration of, or otherwise dispose of or make a distribution of (collectively, "Dispose of") any of the shares of Common Stock acquired by the conversion of all or a portion of its Tier I OP Units owned as of the date hereof, except as set forth in Section II(C) below, without the prior written consent of the Company.

                           B. The Investor hereby agrees that, prior to the end
of the Lock-up Period, it will not, directly or indirectly, Dispose of any of the shares of Common Stock acquired by the conversion of all or a portion of its Tier II OP Units owned as of the date hereof, except as set forth in Sections II(D) and (E) below, without the prior written consent of the Company.

                           C. Notwithstanding Section II(A) hereof, in the event
of the death of the Investor during the Lock-up Period, the personal representative of the Investor's estate shall have a one-time right exercisable at any time following such death and prior to nine (9) months after such death, to Dispose of the Investor's Tier I Shares in an amount not to exceed in the

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aggregate fifty percent (50%) of the Investor's Potential Tier I Shares, provided, however, (i) in no event shall any Tier I Shares be Disposed of pursuant to this Section II(C) prior to the first anniversary of the Closing and
(ii) in no event shall the Investor Dispose of Tier I Shares pursuant to this
Section II(C) during any calendar month in an amount greater than ten percent (10%) of the Investor's Potential Tier I Shares. In the event that the Investor dies prior to the first anniversary of the Closing, the period referenced in the immediately preceding sentence shall commence upon the first anniversary of the Closing and shall end on the date that is nine (9) months after such anniversary. [ONLY F.P. LATHROP AND BETTY AUSTIN SHALL HAVE THE RIGHTS SET FORTH IN THIS SECTION II(C). WITH RESPECT TO ANY OTHER PERSON THAT RECEIVES OP UNITS,
SECTION II(C) AND, UNLESS SUCH PERSON RECEIVES TIER II UNITS ARTICLES III AND IV SHALL BE DELETED AND CORRESPONDING CHANGES SHALL BE MADE TO EACH REGISTRATION RIGHTS AND LOCK-UP AGREEMENT.]

                           D. Notwithstanding Section II(B) hereof, the Investor
shall have the right to assign as collateral and pledge its Tier II OP Units and/or its Tier II Shares to an institutional lender, provided that the security agreement, pledge agreement and/or other documents pursuant to which such assignment and pledge are made shall be reasonably satisfactory to the Company. In the event that the Investor so assigns and pledges any of its Tier II OP Units and/or its Tier II Shares prior to the first anniversary of the Closing, the Company agrees, if so requested by the secured party, to waive the one year lock-up on such OP Units and/or Shares.

                           E. Notwithstanding Section II(B) hereof, at any time
after the first anniversary of the Closing, the Investor may Dispose of any of its Tier II Shares, provided, however, (i) in no event shall the Investor Dispose of Tier II Shares pursuant to this Section II(E) during any calendar month in an amount greater than twenty percent (20%) of the Investor's Potential Tier II Shares.

                  III. Registration Rights During Lock-up Period.

                           A. Requested Registration. If, under Section II(C) or
(E) hereof, the Investor may Dispose of Shares during the Lock-up Period, then, during such period, the Investor may request in writing that the Company effect a registration, qualification or compliance with respect to Registrable Securities, provided that any such request shall be limited by the limitations on Disposition of Shares set forth in Section II above and the Investor shall remain subject to such limitations, and provided further that such request is for the registration, qualification or compliance of Shares having an aggregate offering price (as determined based on the highest closing price of the Common Stock on a public exchange within five (5) business days of such written request) to the public, net of underwriting discounts and commissions, of at least $500,000.

                  Upon receipt of such written request, the Company shall use its best efforts to effect as soon as reasonably practicable and in no event later than 90 days after receipt of the request therefor all such registrations, qualifications and compliances (including, without

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limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of the Investor's Registrable Securities as are specified in such request, provided that with respect to any registration, qualification or compliance requested in connection with the first paragraph of this Section, the Company may in its sole discretion file a registration statement under Rule 415 of the Securities Act (or under a rule substantially equivalent to Rule 415 as now in effect) for an offering of the Investor's Registered Securities on a continuous or delayed basis in the future (a "Shelf Registration Statement"), which would permit or facilitate the sale and distribution of the Investor's Registrable Securities as may be so requested and, provided further, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section III(A):

                                          (1) In any particular jurisdiction in
         which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                          (2) If the Company has already
         effected one registration for the Investor pursuant to this Section;

                                          (3) If at the time of the request to
         effect a registration, qualification or compliance of Registrable Securities the Company gives notice within 30 days of such request that it is engaged or has fixed plans to engage within 60 days of the time of the request in a registered public offering as to which the Investor may include Registrable Securities pursuant to Section IV and which the Company in good faith estimates will become effective within such 60 day period without a reduction in the Shares requested to be registered hereunder;

                                          (4) If the Investor has already sold
         or could have sold Shares in a registration pursuant to Section IV hereof; or

                                          (5) If the Company is not eligible to
         file a registration statement on Form S-3 (or a substantially equivalent registration form under the Securities Act subsequently adopted by the Commission that permits inclusion of or incorporation by reference to other documents filed by the Company with the Commission). The Company hereby represents and warrants to the Investor that, as of the date of this Agreement, the Company is eligible to file a registration statement on Form S-3 and agrees that, throughout the Lock-up Period, the Company shall use reasonable good faith efforts to ensure that the Company remains eligible to file a registration statement on Form S-3 (or a substantially equivalent registration form under the Securities Act subsequently adopted by the Commission that permits inclusion of or incorporation by reference to other documents filed by the Company with the Commission). If the Company is not eligible to file a registration statement on Form S-3

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         despite the Company's reasonable good faith efforts to remain eligible to do so, the Company shall still be obligated to file and effect the registration, qualification and compliance as so requested, provided that (i) such registration, qualification and/or compliance of Shares have an aggregate offering price (as determined under the first paragraph of this Section III(A) of at least $2,500,000, (ii) the Investor shall bear all expenses of such registration, qualification and/or compliance as provided in Section VI below, and (iii) the Company may select any Commission registration statement available to the Company for such registration, qualification and/or compliance.

                           B. Delay of Registration. If the Company shall
furnish to the Investor a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for a filing of a registration statement to be made on or before the date such filing would be required and it is therefore essential to defer such filing, then the Company may direct that such request to file a registration statement, as the case may be, be delayed for a period not in excess of 60 days, provided that the filing of such registration statement has not previously been delayed by the Company pursuant to this Section III(B).

                  IV. Registrations During Lock-up Period.

                           A. Company Registration. If (i) under Section II(C)
or (E) hereof the Investor may Dispose of Shares during the Lock-up Period and
(ii) at any time or from time to time during the Lock-up Period the Company shall determine to register any of its Common Stock, either for its own account or the account of another security holder, other than a registration relating to employee stock option or purchase plans, a registration relating to a Rule 145 transaction or a registration pursuant to a registration form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                                   1. promptly give to the Investor written
notice thereof; and

                                   2. subject to the lock-up provisions of
Sections II(A) and (B) hereof, include either in such registration and in any underwriting involved therein, or, at the Company's sole option, in a separately filed Shelf Registration Statement, all the Registrable Securities specified in a written request made within twenty (20) days after receipt of such written notice from the Company, by the Investor, provided that the amount of the Investor's Registrable Securities to be included in any registration involving an underwriting shall be subject to further reduction as set forth in Section IV(B) below.

                           B. Underwriting. If the registration of which the
Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Investor as a part of the written notice given pursuant to Section IV(A)(1). In such event, and provided that the Company at its sole option chooses not to file a separate Shelf Registration Statement to cover the Investor's Registrable Securities, the right of the Investor to registration pursuant to this Section shall be conditioned upon such Investor's participation in such

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underwriting and the inclusion of such Investor's Registrable Securities in the underwriting to the extent provided herein. The Investor shall (together with the Company and other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, the number of Registrable Securities of the Investor to be included in the registration and underwriting shall be reduced on a pro rata basis based on the total number of the securities proposed to be sold by the Investor and other security holders. The Company shall advise the Investor of any such limitations and the number of shares of Registrable Securities that may be included in the registration and underwriting. If the Investor disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

                  V. Registration Rights After Expiration of the Lock-up Period. After the expiration of the Lock-up Period, the Investor shall have the registration rights that are set forth in the Investor Rights Agreement (as amended, the "Investor Rights Agreement"), dated November 18, 1993, by and among the Company and the investors set forth in Exhibit A attached to such agreement, as if and to the extent the Investor was considered a "Holder" as defined in the Investor Rights Agreement. In the event of a conflict between the terms of this Agreement and the terms of the Investor Rights Agreement, the terms of this Agreement shall control.

                  VI. Expenses of Registration. All expenses incurred in connection with any attempted or completed registration, qualification or compliance pursuant to Sections IV and V, including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company, expenses of any special audits incidental to or required by such registration, qualification or compliance shall be borne by the Company or by a party other than the Investor, as the case may be. All such expenses incurred in connection with any registration, qualification or compliance requested by the Investor pursuant to Section III shall be borne by the Investor. With respect to any registration, qualification or compliance, the Company shall not be required to pay underwriters' discounts, commissions, or stock transfer taxes relating to Registrable Securities or the fees and disbursements of any counsel retained by the Investor.

                  VII. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep the Investor advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense (except as otherwise provided in Section VI above) the Company will:

                           A. prepare and file with the Commission a
registration statement with respect to such securities and use its best efforts to cause such registration, qualification or compliance to become and remain effective for a period of 180 days or until the Investor has

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completed the distribution described in the registration statement relating thereto, whichever shall first occur;

                           B. furnish to the Investors and other security
holders participating in such registration and to the underwriters of the securities being registered such number of copies of the registration statement, preliminary prospectus, final prospectus and other documents incident thereto as such underwriters, the Investor and other security holders from time to time may reasonably request;

                           C. prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection with such registration statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                           D. use its best efforts to register or qualify the
securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such Investor and other participating security holders may reasonably request, in a writing received by the Company at least ten days prior to the original filing of such registration statement;

                           E. enter into a written underwriting agreement in
customary form and substance reasonably satisfactory to the Company, the Investor, the other participating security holders and the managing underwriter or underwriters of the public offering of such securities, if the offering is to be underwritten, in whole or in part;

                           F. notify each holder of securities covered by such
registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                           G. furnish, at the request of the Investor and other
participating security holders, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statements with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Investor and other security holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accounts to underwriters in an underwritten public offering,

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addressed to the underwriters, if any, and to the Investor and other participating security holders; and

                           H. use its best efforts to take such other steps as
are reasonably necessary to effect the registration contemplated hereby and to facilitate the lawful disposition of the Registrable Securities subject thereto.

                  VIII. Indemnification.

                  A. The Company will indemnify the Investor, other participating security holders, if any, and each underwriter, if any, of the Investor's and other participating security holders' securities covered by such registration statement, with respect to certain customary matters that relate to the registration of the Registrable Securities. Such indemnification will be provided pursuant to an indemnification agreement to be subsequently negotiated. The foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the final prospectus, such indemnity agreement shall not inure to the benefit of any underwriter or the Investor and other participating security holders, if there is not an underwriter, as the case may be, if a copy of such final prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act or any other applicable state securities law or any rule or regulation promulgated thereunder.

                  B. The Investor and other participating security holders will, if Registrable Securities held by or issuable to the Investor and other participating security holders are included in the securities to which such registration, qualification or compliance is being effected, indemnify, severally and not jointly, to the extent of the proceeds received by the Investor and other participating security holders therefrom, the Company with respect to certain customary matters that relate to information provided by the Investor and other participating Holders that is set forth in the registration statement that pertains to the Registrable Securities. Such indemnification will be provided pursuant to an indemnification agreement to be subsequently negotiated.

                  IX. Information by Investor. The Investor shall furnish to the Company such information regarding the Investor and the distribution proposed by such Investor as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

                  X. Transfer of Registration Rights. Except as otherwise provided herein, the rights to cause the Company to register securities granted by the Company under Section V may be assigned or otherwise conveyed to a transferee or assignee of Registrable Securities, who shall be considered an "Investor" for purposes of this Agreement; provided that (i) such transfer is effected in compliance with the lock-up provisions of Section II and any restrictions on transfer set forth in the partnership agreement of the Operating Partnership, (ii) such transfer is effected in accordance with applicable federal and state securities laws, (iii) such transferee or assignee

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becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if he were an original purchaser hereunder, and (iv) the Company is given written notice by the Investor of said transfer, stating the name and address of said transferee and identifying the securities with respect to which such registration rights are being assigned. The rights to cause the Company to effect registrations, qualifications and compliance granted by the Company under Sections III and IV above are not assignable or otherwise conveyable, other than upon the death of the Investor, in which event the personal representative of the Investor's estate shall succeed to the Investor's rights under this Agreement.

                  XI. Miscellaneous.

                           A. Successors and Assigns. Except as otherwise
provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                           B. Governing Law. This Agreement shall be governed by
and construed under the laws of the State of California.

                           C. Counterparts. This Agreement may be executed in
two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           D. Titles and Subtitles. The titles and subtitles
used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                           E. Notices. Except as otherwise provided, all notices
and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                           F. Amendments and Waivers. Any term of this Agreement
may be amended and the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Investor, the Company and their respective successors and assigns.

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                           G. Entire Agreement. This Agreement and the other
documents and agreements referred to herein constitute the entire understanding and agreement among the parties with regard to the subject matter hereof and thereof.

                           H. Severability. If one or more provisions of this
Agreement are determined to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                           I. Attorneys' Fees. If any action at law or in equity
is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                  SPIEKER PROPERTIES, INC.


                                                  By:
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                                                  Its:
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